UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                                  FORM 8-K

                               CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  March 10, 2006


                             EMPIRE GLOBAL CORP.
            (Exact name of registrant as specified in its charter)

   DELAWARE                       0 - 50045                     33-0823179
(State or other           (Commission File Number)            (I.R.S. Employer
jurisdiction of                                         Identification Number)
incorporation or
organization)


       501 Alliance Avenue, Suite 400, Toronto, ON.  M6N 2J1, Canada
                  (Address of principal executive offices)

                              (416) 769-8788
                      (Registrant's telephone number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

New Officer. On March 10, 2006, our board members acted by written consent to appoint Xu Bing to serve as Director filling the vacancy left by the resignation of Kalson G.H Jang as Director on February 28, 2006.

Mr. Xu Bing is 46 years old and is one of Empire Global Corp's Directors. Mr. Xu Bing has over 10 years of professional experience focusing on real estate development and management including materials and construction management as well as overseeing power plant construction and installations in Henan Province, China.

Since October 2002, Mr. Xu Bing has been involved with the founding and development of the Jiaozuo Sunwin Real Estate Development Co. in the planning and construction of the Jiaozuo Qingnian Road Walking District, the Jiaozuo Sunwin Commercial Plaza, and the Jiaozuo Days Inn Hotel and later co-founded Excel Empire Limited. He has received numerous honors and business accolades including "Top ten Person in Power in Middle China Real Estate Market" and "Company with the Most Outstanding Contribution to Economic Development".

His experience and familiarity with the assets and contracts that the Registrant acquired pursuant to the Plan of Merger and Reorganization between the Registrant and Excel Empire Limited along with his past business success in China are vital attributes that he will contribute to the Company as we progress towards our corporate goals and objectives in real estate in Mainland China.

Mr. Xu Bing does not hold any other directorships in reporting companies and does not have any family relationships among other current or nominated directors or executive officers.

Mr. Xu Bing does not have any material interest in any current or future deal. With respect to the merger reported on Form 8-K dated November 4, 2005, between the Registrant and Excel Empire Limited, Mr. Xu Bing received 2,340,000 shares of the Registrant's common stock and his wife Junping Qu also received 2,340,000 shares of the Registrant's common stock. Mr. Xu Bing and his wife Junping Qu were shareholders of Excel Empire Limited that received shares pursuant to the aforementioned agreement dated November 4, 2005.



                                SIGNATURES

Pursuant to the Requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATED:  March 15, 2006.              EMPIRE GLOBAL CORP.


                                     Per: /s/ KEN CHU
                                          ------------------------------
                                          KEN CHU
                                          Chief Executive Officer



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